Exhibit 99.2

Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

441-278-9250
441-278-9255 fax

Contact:
Mark D. Lyons
Executive Vice President and Chief Financial Officer

Financial Supplement

Financial Information
as of December 31, 2013

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.bm for further information describing Arch Capital Group Ltd.

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect our current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve our current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and our ability to maintain and improve our ratings; investment performance; the loss of key personnel; the adequacy of our loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; our ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to us of reinsurance to manage our gross and net exposures; the failure of others to meet their obligations to us; and other factors identified in our filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights

(U.S. Dollars in thousands, except share data)	Three Months Ended			Year Ended
	December 31,			December 31,
	2013	2012	Change	2013	2012	Change

Gross premiums written	$955,199	$813,928	17.4%	$4,196,623	$3,869,161	8.5%
Net premiums written	748,921	613,142	22.1%	3,351,367	3,052,235	9.8%
Net premiums earned	839,366	779,481	7.7%	3,145,952	2,935,140	7.2%
Underwriting income (loss)	128,318	(91,334)	n/m	451,737	143,034	215.8%

Net investment income	$67,095	$73,769	(9.0)%	$267,219	$294,895	(9.4)%
Per diluted share	$0.49	$0.53	(7.5)%	$1.97	$2.13	(7.5)%

Net income available to common shareholders	$156,005	$13,732	1,036.1%	$687,793	$557,706	23.3%
Per diluted share	$1.14	$0.10	1,040.0%	$5.07	4.03	25.8%

After-tax operating income (loss) available to common shareholders (1)	$152,741	$(24,667)	n/m	$595,715	$350,640	69.9%
Per diluted share	$1.12	$(0.18)	n/m	$4.39	$2.54	72.8%

Comprehensive income (loss)	$194,499	$(17,898)	n/m	$497,678	$726,491	(31.5)%

Cash flow from operations	$223,820	$189,652	18.0%	$850,868	$921,603	(7.7)%

Diluted weighted average common shares and common share equivalents outstanding	136,467,998	138,270,853	(1.3)%	135,777,183	138,258,847	(1.8)%

			% Point Change			% Point Change
Underwriting ratios:
Loss ratio	51.7%	79.9%	(28.2)	53.4%	63.4%	(10.0)
Acquisition expense ratio	18.7%	17.1%	1.6	17.9%	17.3%	0.6
Other operating expense ratio	14.9%	15.4%	(0.5)	14.6%	14.7%	(0.1)
Combined ratio	85.3%	112.4%	(27.1)	85.9%	95.4%	(9.5)

Financial measures:
Change in book value per common share during period	3.9%	(1.6)%	5.5	10.0%	13.9%	(3.9)

Annualized operating return on average common equity	11.7%	(2.0)%	13.7	11.7%	7.7%	4.0

Total return on investments (2)
Including effects of foreign exchange	0.97%	0.80%	17 bps	1.28%	5.88%	-460 bps
Excluding effects of foreign exchange	0.85%	0.67%	18 bps	1.13%	5.59%	-446 bps

(1)	See Comments on Regulation G.

(2)
Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars in thousands, except share data)	Three Months Ended						Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	December 31,	December 31,
	2013	2013	2013	2013	2012	2012	2013	2012

Gross premiums written	$955,199	$1,036,987	$1,040,738	$1,163,699	$813,928	$936,764	$4,196,623	$3,869,161
Net premiums written	748,921	839,135	810,535	952,776	613,142	755,249	3,351,367	3,052,235

Net premiums earned	$839,366	$795,000	$758,816	$752,770	$779,481	$748,691	$3,145,952	$2,935,140
Other underwriting income	5,673	526	902	538	5,664	1,077	7,639	8,090
Losses and loss adjustment expenses	(434,323)	(427,045)	(418,653)	(399,403)	(622,506)	(443,871)	(1,679,424)	(1,861,277)
Acquisition expenses, net	(157,521)	(147,313)	(131,677)	(127,592)	(133,568)	(128,065)	(564,103)	(508,884)
Other operating expenses	(124,877)	(110,176)	(113,359)	(109,915)	(120,405)	(104,380)	(458,327)	(430,035)
Underwriting income (loss)	128,318	110,992	96,029	116,398	(91,334)	73,452	451,737	143,034
Net investment income	67,095	66,083	68,369	65,672	73,769	73,221	267,219	294,895
Net realized gains (losses)	9,048	(6,022)	12,652	58,340	54,849	60,391	74,018	194,228
Net impairment losses recognized in earnings	(88)	(728)	(724)	(2,246)	(6,035)	(2,379)	(3,786)	(11,388)
Equity in net income of investment funds accounted for using the equity method	5,272	5,665	10,941	13,823	16,567	24,330	35,701	73,510
Other income (loss)	(3,288)	624	834	1,244	(4,189)	(532)	(586)	(12,094)
Other expenses	(10,192)	(7,894)	(14,049)	(10,268)	(7,346)	(9,049)	(42,403)	(35,318)
Interest expense	(9,373)	(5,937)	(5,852)	(5,898)	(6,187)	(7,378)	(27,060)	(28,525)
Net foreign exchange gains (losses)	(9,848)	(40,562)	13,811	24,264	(22,997)	(16,959)	(12,335)	(28,955)
Income before income taxes	176,944	122,221	182,011	261,329	7,097	195,097	742,505	589,387
Income tax (expense) benefit	(15,454)	(7,396)	(5,071)	(4,853)	12,120	(5,441)	(32,774)	4,010
Net income	161,490	114,825	176,940	256,476	19,217	189,656	709,731	593,397
Preferred dividends	(5,485)	(5,484)	(5,485)	(5,484)	(5,485)	(5,484)	(21,938)	(25,079)
Loss on repurchase of preferred shares	—	—	—	—	—	—	—	(10,612)
Net income available to common shareholders	$156,005	$109,341	$171,455	$250,992	$13,732	$184,172	$687,793	$557,706

Underwriting Ratios
Loss ratio	51.7%	53.7%	55.2%	53.1%	79.9%	59.3%	53.4%	63.4%
Acquisition expense ratio	18.7%	18.5%	17.3%	16.9%	17.1%	17.0%	17.9%	17.3%
Other operating expense ratio	14.9%	13.8%	14.9%	14.6%	15.4%	13.9%	14.6%	14.7%
Combined ratio	85.3%	86.0%	87.4%	84.6%	112.4%	90.2%	85.9%	95.4%

Net premiums written to gross premiums written	78.4%	80.9%	77.9%	81.9%	75.3%	80.6%	79.9%	78.9%

Net income per common share
Basic	$1.19	$0.83	$1.31	$1.92	$0.10	$1.36	$5.24	$4.15
Diluted	$1.14	$0.80	$1.26	$1.85	$0.10	$1.33	$5.07	$4.03

Weighted average common shares and common share equivalents outstanding
Basic	131,631,606	131,495,296	131,377,274	130,907,902	134,229,078	135,067,360	131,355,392	134,446,158
Diluted	136,467,998	136,034,413	135,849,050	135,409,288	138,270,853	138,696,934	135,777,183	138,258,847

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars in thousands, except share data)	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2013	2012	2012
Assets
Investments:
Fixed maturities available for sale, at fair value	$9,571,776	$9,688,345	$9,570,583	$9,890,425	$9,839,988	$9,944,186
Short-term investments available for sale, at fair value	1,478,367	993,375	1,091,032	943,414	722,121	845,158
Investment of funds received under securities lending, at fair value	100,584	42,135	41,062	84,315	42,531	26,279
Equity securities available for sale, at fair value	496,824	452,195	438,038	342,091	312,749	312,371
Other investments available for sale, at fair value	498,310	528,938	569,407	585,277	549,280	477,857
Investments accounted for using the fair value option	1,221,534	1,139,725	1,065,684	902,230	917,466	698,068
TALF investments, at fair value	—	—	—	—	—	270,206
Investments accounted for using the equity method	244,339	226,644	208,796	219,674	307,105	339,587
Total investments	13,611,734	13,071,357	12,984,602	12,967,426	12,691,240	12,913,712
Cash	434,057	436,141	375,119	356,767	371,041	422,440
Accrued investment income	66,848	64,428	68,413	65,023	71,748	68,069
Investment in joint venture	104,856	106,982	108,710	108,038	107,284	109,363
Fixed maturities and short-term investments pledged under securities lending, at fair value	105,081	48,361	47,763	90,801	50,848	34,769
Premiums receivable	753,924	850,386	876,989	870,575	688,873	773,172
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	1,804,330	1,795,888	1,849,891	1,846,064	1,870,037	1,733,830
Contractholder receivables	1,064,246	1,028,772	947,887	908,034	865,728	849,352
Prepaid reinsurance premiums	328,343	330,980	330,854	301,736	298,484	302,513
Deferred acquisition costs, net	342,314	338,671	313,010	306,505	262,822	279,171
Receivable for securities sold	50,555	288,080	447,545	395,958	19,248	894,318
Other assets	899,806	570,777	566,900	540,134	519,409	509,048
Total Assets	$19,566,094	$18,930,823	$18,917,683	$18,757,061	$17,816,762	$18,889,757
Liabilities
Reserve for losses and loss adjustment expenses	$8,824,696	$8,819,419	$8,808,594	$8,835,710	$8,933,292	$8,562,328
Unearned premiums	1,896,365	1,983,408	1,921,849	1,841,870	1,647,978	1,815,524
Reinsurance balances payable	196,167	190,721	210,113	204,233	188,546	172,016
Contractholder payables	1,064,246	1,028,772	947,887	908,034	865,728	849,352
Deposit accounting liabilities	421,297	26,793	27,075	27,504	27,594	28,504
Senior notes	800,000	300,000	300,000	300,000	300,000	300,000
Revolving credit agreement borrowings	100,000	100,000	100,000	100,000	100,000	100,000
TALF borrowings, at fair value	—	—	—	—	—	185,223
Securities lending payable	107,999	49,849	49,135	93,375	52,356	35,707
Payable for securities purchased	51,318	519,244	853,156	594,521	37,788	1,012,060
Other liabilities	456,510	469,332	465,556	516,284	494,602	480,249
Total Liabilities	13,918,598	13,487,538	13,683,365	13,421,531	12,647,884	13,540,963
Commitments and Contingencies
Shareholders’ Equity
Non-cumulative preferred shares	325,000	325,000	325,000	325,000	325,000	325,000
Common shares	565	565	564	561	561	556
Additional paid-in capital	299,517	283,449	272,955	242,492	227,778	211,219
Retained earnings	6,042,154	5,886,149	5,776,808	5,605,353	5,354,361	5,340,629
Accumulated other comprehensive income (loss), net of deferred income tax	74,964	41,955	(49,322)	229,563	287,017	324,132
Common shares held in treasury, at cost	(1,094,704)	(1,093,833)	(1,091,687)	(1,067,439)	(1,025,839)	(852,742)
Total Shareholders’ Equity	5,647,496	5,443,285	5,234,318	5,335,530	5,168,878	5,348,794
Total Liabilities and Shareholders’ Equity	$19,566,094	$18,930,823	$18,917,683	$18,757,061	$17,816,762	$18,889,757

Common shares outstanding, net of treasury shares	133,674,884	133,480,323	133,416,419	133,063,225	133,842,613	136,540,178
Book value per common share (1)	$39.82	$38.34	$36.80	$37.66	$36.19	$36.79

(1)    Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Comprehensive Income

(U.S. Dollars in thousands)	Three Months Ended						Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	December 31,	December 31,
	2013	2013	2013	2013	2012	2012	2013	2012

Comprehensive Income
Net income	$161,490	$114,825	$176,940	$256,476	$19,217	$189,656	$709,731	$593,397
Other comprehensive income (loss), net of deferred income tax
Unrealized holding gains (losses) arising during period	32,462	41,226	(259,562)	9,471	(2,938)	164,733	(176,403)	274,718
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	—	(173)	—	(2)	(11)	(265)	(175)	(787)
Reclassification of net realized (gains) losses, net of income taxes, included in net income	(770)	20,701	(13,916)	(38,701)	(39,897)	(47,411)	(32,686)	(158,611)
Foreign currency translation adjustments	1,317	29,523	(5,407)	(28,222)	5,731	13,978	(2,789)	17,774
Other comprehensive income (loss)	33,009	91,277	(278,885)	(57,454)	(37,115)	131,035	(212,053)	133,094
Comprehensive Income (Loss)	$194,499	$206,102	$(101,945)	$199,022	$(17,898)	$320,691	$497,678	$726,491

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in thousands)	Three Months Ended						Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	December 31,	December 31,
	2013	2013	2013	2013	2012	2012	2013	2012

Non-Cumulative Preferred Shares
Balance at beginning of period	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000
Shares issued - Series C	—	—	—	—	—	—	—	325,000
Shares repurchased - Series A and B	—	—	—	—	—	—	—	(325,000)
Balance at end of period	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000

Common Shares
Balance at beginning of period	565	564	561	561	556	556	561	549
Common shares issued, net	—	1	3	—	5	—	4	12
Balance at end of period	565	565	564	561	561	556	565	561

Additional Paid-in Capital
Balance at beginning of period	283,449	272,955	242,492	227,778	211,219	197,625	227,778	161,419
Common shares issued, net	2,654	221	5,362	—	2,262	8	8,237	6,823
Issue costs on Series C preferred shares	—	—	—	—	—	—	—	(9,398)
Reversal of issue costs on repurchase of preferred shares	—	—	—	—	—	—	—	10,612
Exercise of stock options	3,123	1,416	2,929	3,093	6,599	2,797	10,561	14,218
Amortization of share-based compensation	8,932	8,839	19,923	11,543	7,644	10,729	49,237	42,303
Other	1,359	18	2,249	78	54	60	3,704	1,801
Balance at end of period	299,517	283,449	272,955	242,492	227,778	211,219	299,517	227,778

Retained Earnings
Balance at beginning of period	5,886,149	5,776,808	5,605,353	5,354,361	5,340,629	5,156,457	5,354,361	4,796,655
Net income	161,490	114,825	176,940	256,476	19,217	189,656	709,731	593,397
Preferred share dividends	(5,485)	(5,484)	(5,485)	(5,484)	(5,485)	(5,484)	(21,938)	(25,079)
Loss on repurchase of preferred shares	—	—	—	—	—	—	—	(10,612)
Balance at end of period	6,042,154	5,886,149	5,776,808	5,605,353	5,354,361	5,340,629	6,042,154	5,354,361

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of period	41,955	(49,322)	229,563	287,017	324,132	193,097	287,017	153,923
Change in unrealized appreciation (decline) in value of investments, net of deferred income tax	31,692	61,927	(273,478)	(29,230)	(42,835)	117,322	(209,089)	116,107
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	—	(173)	—	(2)	(11)	(265)	(175)	(787)
Foreign currency translation adjustments, net of deferred income tax	1,317	29,523	(5,407)	(28,222)	5,731	13,978	(2,789)	17,774
Balance at end of period	74,964	41,955	(49,322)	229,563	287,017	324,132	74,964	287,017

Common Shares Held in Treasury, at Cost
Balance at beginning of period	(1,093,833)	(1,091,687)	(1,067,439)	(1,025,839)	(852,742)	(852,419)	(1,025,839)	(845,472)
Shares repurchased for treasury	(871)	(2,146)	(24,248)	(41,600)	(173,097)	(323)	(68,865)	(180,367)
Balance at end of period	(1,094,704)	(1,093,833)	(1,091,687)	(1,067,439)	(1,025,839)	(852,742)	(1,094,704)	(1,025,839)

Total Shareholders’ Equity	$5,647,496	$5,443,285	$5,234,318	$5,335,530	$5,168,878	$5,348,794	$5,647,496	$5,168,878

7

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in thousands)	Three Months Ended						Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	December 31,	December 31,
	2013	2013	2013	2013	2012	2012	2013	2012
Operating Activities
Net income	$161,490	$114,825	$176,940	$256,476	$19,217	$189,656	$709,731	$593,397
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(11,127)	6,654	(14,107)	(59,504)	(56,844)	(61,950)	(78,084)	(199,547)
Net impairment losses included in earnings	88	728	724	2,246	6,035	2,379	3,786	11,388
Equity in net income or loss of investment funds accounted for using the equity method and other income or loss	17,190	(1,859)	14,441	23,052	(6,315)	(19,177)	52,824	(43,633)
Share-based compensation	8,932	8,839	19,923	11,543	7,644	10,729	49,237	42,303
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	(5,088)	8,858	(10,981)	(22,182)	215,885	72,346	(29,393)	395,901
Unearned premiums, net of prepaid reinsurance premiums	(90,445)	44,135	51,719	200,006	(166,338)	6,556	205,415	117,095
Premiums receivable	99,867	44,953	(6,230)	(198,814)	84,474	68,881	(60,224)	(120,380)
Deferred acquisition costs, net	(2,155)	(21,822)	(6,812)	(45,159)	16,851	(5,832)	(75,948)	(34,371)
Reinsurance balances payable	4,257	(21,694)	6,902	17,365	23,569	(17,958)	6,830	42,740
Other liabilities	(14,096)	11,088	(50,792)	23,811	19,385	24,190	(29,989)	41,049
Other items, net	54,907	43,989	968	(3,181)	26,089	64,863	96,683	75,661
Net Cash Provided By Operating Activities	223,820	238,694	182,695	205,659	189,652	334,683	850,868	921,603
Investing Activities
Purchases of fixed maturity investments	(5,738,401)	(3,836,890)	(4,629,377)	(3,970,320)	(4,898,519)	(5,123,575)	(18,174,988)	(17,568,592)
Purchases of equity securities	(97,602)	(165,932)	(208,970)	(63,353)	(53,078)	(105,618)	(535,857)	(268,999)
Purchases of other investments	(333,794)	(344,020)	(398,473)	(250,442)	(299,741)	(314,065)	(1,326,729)	(1,000,049)
Sales of fixed maturity investments	5,319,195	3,408,778	4,672,003	3,796,638	4,843,768	4,635,352	17,196,614	16,366,306
Sales of equity securities	89,787	178,788	112,699	81,513	49,200	65,932	462,787	313,617
Sales of other investments	349,111	307,162	226,424	280,010	114,537	112,129	1,162,707	443,630
Proceeds from redemptions and maturities of fixed maturities	136,205	170,550	243,226	181,727	248,514	268,288	731,708	1,115,594
Net (purchases) sales of short-term investments	(481,645)	106,178	(153,702)	(221,444)	113,780	246,746	(750,613)	185,919
Change in investment of securities lending collateral	(58,151)	(713)	44,240	(41,019)	(16,650)	40,677	(55,643)	6,190
Purchase of business, net of cash acquired	—	—	—	—	—	—	—	28,948
Purchases of furniture, equipment and other	(6,546)	(3,861)	(3,350)	(3,742)	(4,638)	(3,686)	(17,499)	(18,532)
Net Cash Provided By (Used For) Investing Activities	(821,841)	(179,960)	(95,280)	(210,432)	97,173	(177,820)	(1,307,513)	(395,968)
Financing Activities
Proceeds from issuance of Series C preferred shares, net	—	—	—	—	—	(26)	—	315,763
Repurchase of Series A and B preferred shares	—	—	—	—	—	—	—	(325,000)
Purchases of common shares under share repurchase program	—	(1,333)	(15,499)	(40,964)	(172,056)	—	(57,796)	(172,056)
Proceeds from common shares issued, net	3,476	92	(1,797)	1,280	5,429	1,256	3,051	7,033
Proceeds from borrowings	494,228	—	—	—	—	—	494,228	—
Repayments of borrowings	—	—	—	—	(186,291)	(50,804)	—	(310,868)
Change in securities lending collateral	58,151	713	(44,240)	41,019	16,650	(40,677)	55,643	(6,190)
Other	45,151	637	3,958	1,084	2,185	1,015	50,830	6,664
Preferred dividends paid	(5,485)	(5,484)	(5,485)	(5,484)	(5,484)	(5,485)	(21,938)	(28,381)
Net Cash Provided By (Used For) Financing Activities	595,521	(5,375)	(63,063)	(3,065)	(339,567)	(94,721)	524,018	(513,035)
Effects of exchange rate changes on foreign currency cash	416	7,663	(6,000)	(6,436)	1,343	4,906	(4,357)	6,742
Increase (decrease) in cash	(2,084)	61,022	18,352	(14,274)	(51,399)	67,048	63,016	19,342
Cash beginning of period	436,141	375,119	356,767	371,041	422,440	355,392	371,041	351,699
Cash end of period	$434,057	$436,141	$375,119	$356,767	$371,041	$422,440	$434,057	$371,041
Income taxes paid (received), net	$7,656	$2,816	$3,512	$1,304	$(5,917)	$(220)	$15,288	$(1,801)
Interest paid	$11,442	$508	$11,369	$414	$11,882	$2,202	$23,733	$29,133

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company classifies its businesses into two underwriting segments — insurance and reinsurance — and corporate and other (non-underwriting). The Company’s insurance and reinsurance operating segments each have segment managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman, President and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information.

Management measures segment performance based on underwriting income or loss. The Company does not manage its assets by segment and, accordingly, investment income is not allocated to each underwriting segment. In addition, other revenue and expense items are not evaluated by segment. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

The insurance segment consists of the Company’s insurance underwriting subsidiaries which primarily write on both an admitted and non-admitted basis. Specialty product lines include: casualty; construction; executive assurance; healthcare; lenders products; national accounts casualty; professional liability; programs; property, energy, marine and aviation; surety; travel and accident; and other (including excess workers’ compensation, employers’ liability, alternative markets and accident and health business).

The reinsurance segment consists of the Company’s reinsurance underwriting subsidiaries. The reinsurance segment generally seeks to write significant lines on specialty property and casualty reinsurance contracts. Classes of business include: casualty (including professional liability, executive assurance and healthcare business); marine and aviation; other specialty (including U.K. motor, trade credit, surety, workers’ compensation catastrophe, accident and health and other); property catastrophe; property excluding property catastrophe (losses on a single risk, both excess of loss and pro rata); and other (including mortgage, life, casualty clash and other).

Corporate and other (non-underwriting) includes net investment income, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and items related to the Company’s non-cumulative preferred shares.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Three Months Ended December 31, 2013 and 2012

(U.S. Dollars in thousands)	Three Months Ended			Three Months Ended
	December 31, 2013			December 31, 2012
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$636,949	$320,253	$955,199	$571,157	$245,292	$813,928
Net premiums written	440,707	308,214	748,921	386,714	226,428	613,142

Net premiums earned	$493,264	$346,102	$839,366	$455,668	$323,813	$779,481
Other underwriting income	523	5,150	5,673	532	5,132	5,664
Losses and loss adjustment expenses	(307,865)	(126,458)	(434,323)	(383,106)	(239,400)	(622,506)
Acquisition expenses, net	(84,098)	(73,423)	(157,521)	(75,392)	(58,176)	(133,568)
Other operating expenses	(83,171)	(41,706)	(124,877)	(82,123)	(38,282)	(120,405)
Underwriting income (loss)	$18,653	$109,665	128,318	$(84,421)	$(6,913)	(91,334)

Net investment income			67,095			73,769
Net realized gains			9,048			54,849
Net impairment losses recognized in earnings			(88)			(6,035)
Equity in net income of investment funds accounted for using the equity method			5,272			16,567
Other income (loss)			(3,288)			(4,189)
Other expenses			(10,192)			(7,346)
Interest expense			(9,373)			(6,187)
Net foreign exchange losses			(9,848)			(22,997)
Income before income taxes			176,944			7,097
Income tax (expense) benefit			(15,454)			12,120

Net income			161,490			19,217
Preferred dividends			(5,485)			(5,485)
Net income available to common shareholders			$156,005			$13,732

Underwriting Ratios
Loss ratio	62.4%	36.5%	51.7%	84.1%	73.9%	79.9%
Acquisition expense ratio (2)	16.9%	21.2%	18.7%	16.4%	18.0%	17.1%
Other operating expense ratio	16.9%	12.1%	14.9%	18.0%	11.8%	15.4%
Combined ratio	96.2%	69.8%	85.3%	118.5%	103.7%	112.4%

Net premiums written to gross premiums written	69.2%	96.2%	78.4%	67.7%	92.3%	75.3%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain other underwriting income.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Year Ended December 31, 2013 and 2012

(U.S. Dollars in thousands)	Year Ended			Year Ended
	December 31, 2013			December 31, 2012
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$2,712,509	$1,489,191	$4,196,623	$2,593,959	$1,282,000	$3,869,161
Net premiums written	1,948,796	1,402,571	3,351,367	1,825,334	1,226,901	3,052,235

Net premiums earned	$1,876,014	$1,269,938	$3,145,952	$1,800,343	$1,134,797	$2,935,140
Other underwriting income	2,122	5,517	7,639	2,335	5,755	8,090
Losses and loss adjustment expenses	(1,188,445)	(490,979)	(1,679,424)	(1,283,841)	(577,436)	(1,861,277)
Acquisition expenses, net	(311,904)	(252,199)	(564,103)	(298,983)	(209,901)	(508,884)
Other operating expenses	(315,387)	(142,940)	(458,327)	(307,489)	(122,546)	(430,035)
Underwriting income (loss)	$62,400	$389,337	451,737	$(87,635)	$230,669	143,034

Net investment income			267,219			294,895
Net realized gains			74,018			194,228
Net impairment losses recognized in earnings			(3,786)			(11,388)
Equity in net income of investment funds accounted for using the equity method			35,701			73,510
Other income (loss)			(586)			(12,094)
Other expenses			(42,403)			(35,318)
Interest expense			(27,060)			(28,525)
Net foreign exchange losses			(12,335)			(28,955)
Income before income taxes			742,505			589,387
Income tax (expense) benefit			(32,774)			4,010

Net income			709,731			593,397
Preferred dividends			(21,938)			(25,079)
Loss on repurchase of preferred shares			—			(10,612)
Net income available to common shareholders			$687,793			$557,706

Underwriting Ratios
Loss ratio	63.3%	38.7%	53.4%	71.3%	50.9%	63.4%
Acquisition expense ratio (2)	16.5%	19.9%	17.9%	16.5%	18.5%	17.3%
Other operating expense ratio	16.8%	11.3%	14.6%	17.1%	10.8%	14.7%
Combined ratio	96.6%	69.9%	85.9%	104.9%	80.2%	95.4%

Net premiums written to gross premiums written	71.8%	94.2%	79.9%	70.4%	95.7%	78.9%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain other underwriting income.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended				Year Ended
	December 31,				December 31,
	2013		2012		2013		2012
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Programs	$96,781	22.0	$73,419	19.0	$419,673	21.5	$340,130	18.6
Property, energy, marine and aviation	38,064	8.6	36,215	9.4	280,551	14.4	294,690	16.1
Professional liability	43,062	9.8	56,023	14.5	222,351	11.4	260,705	14.3
Executive assurance	53,244	12.1	59,262	15.3	213,727	11.0	250,904	13.7
Construction	34,320	7.8	23,283	6.0	161,877	8.3	130,201	7.1
Casualty	32,751	7.4	31,034	8.0	112,094	5.8	112,307	6.2
National accounts	31,857	7.2	18,047	4.7	109,233	5.6	80,929	4.4
Lenders products	23,212	5.3	30,620	7.9	101,576	5.2	99,724	5.5
Surety	14,830	3.4	13,456	3.5	64,911	3.3	53,271	2.9
Travel and accident	15,926	3.6	15,342	4.0	63,209	3.2	80,489	4.4
Healthcare	9,868	2.2	9,498	2.5	40,115	2.1	36,814	2.0
Other (1)	46,792	10.6	20,515	5.2	159,479	8.2	85,170	4.8
Total	$440,707	100.0	$386,714	100.0	$1,948,796	100.0	$1,825,334	100.0
Net premiums earned
Programs	$106,038	21.5	$84,848	18.6	$386,840	20.6	$318,740	17.7
Property, energy, marine and aviation	76,874	15.6	79,135	17.4	304,294	16.2	313,081	17.4
Professional liability	54,012	10.9	60,829	13.3	231,014	12.3	258,401	14.4
Executive assurance	53,603	10.9	60,570	13.3	221,925	11.8	241,791	13.4
Construction	39,996	8.1	33,537	7.4	149,864	8.0	129,446	7.2
Casualty	26,722	5.4	29,255	6.4	103,152	5.5	113,597	6.3
National accounts	27,323	5.5	20,301	4.5	100,865	5.4	79,771	4.4
Lenders products	25,370	5.1	24,970	5.5	99,847	5.3	103,478	5.7
Surety	15,207	3.1	13,301	2.9	57,719	3.1	47,302	2.6
Travel and accident	16,236	3.3	18,850	4.1	59,987	3.2	78,050	4.3
Healthcare	9,958	2.0	9,239	2.0	38,852	2.1	36,779	2.0
Other (1)	41,925	8.6	20,833	4.6	121,655	6.5	79,907	4.6
Total	$493,264	100.0	$455,668	100.0	$1,876,014	100.0	$1,800,343	100.0
Net premiums written by client location
United States	$363,982	82.6	$289,675	74.9	$1,526,156	78.3	$1,314,577	72.0
Europe	42,437	9.6	53,993	14.0	226,254	11.6	271,278	14.9
Asia and Pacific	19,188	4.4	18,465	4.8	95,970	4.9	120,492	6.6
Other	15,100	3.4	24,581	6.3	100,416	5.2	118,987	6.5
Total	$440,707	100.0	$386,714	100.0	$1,948,796	100.0	$1,825,334	100.0
Net premiums written by underwriting location
United States	$356,452	80.9	$277,940	71.9	$1,478,930	75.9	$1,254,623	68.7
Europe	66,160	15.0	80,685	20.9	389,763	20.0	472,132	25.9
Other	18,095	4.1	28,089	7.2	80,103	4.1	98,579	5.4
Total	$440,707	100.0	$386,714	100.0	$1,948,796	100.0	$1,825,334	100.0

(1)     Includes alternative markets, contract binding, accident and health and excess workers’ compensation business.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended						Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	December 31,	December 31,
	2013	2013	2013	2013	2012	2012	2013	2012

Gross premiums written	$636,949	$682,839	$703,904	$688,817	$571,157	$658,599	$2,712,509	$2,593,959
Net premiums written	440,707	501,971	501,568	504,550	386,714	483,356	1,948,796	1,825,334

Net premiums earned	$493,264	$479,129	$458,656	$444,965	$455,668	$456,341	$1,876,014	$1,800,343
Other underwriting income	523	545	529	525	532	645	2,122	2,335
Losses and loss adjustment expenses	(307,865)	(305,921)	(291,192)	(283,467)	(383,106)	(307,155)	(1,188,445)	(1,283,841)
Acquisition expenses, net	(84,098)	(82,799)	(74,249)	(70,758)	(75,392)	(73,663)	(311,904)	(298,983)
Other operating expenses	(83,171)	(75,734)	(80,167)	(76,315)	(82,123)	(75,379)	(315,387)	(307,489)
Underwriting income (loss)	$18,653	$15,220	$13,577	$14,950	$(84,421)	$789	$62,400	$(87,635)
Underwriting Ratios
Loss ratio	62.4%	63.8%	63.5%	63.7%	84.1%	67.3%	63.3%	71.3%
Acquisition expense ratio (1)	16.9%	17.2%	16.1%	15.8%	16.4%	16.0%	16.5%	16.5%
Other operating expense ratio	16.9%	15.8%	17.5%	17.2%	18.0%	16.5%	16.8%	17.1%
Combined ratio	96.2%	96.8%	97.1%	96.7%	118.5%	99.8%	96.6%	104.9%
Net premiums written
Programs	$96,781	$110,637	$116,453	$95,802	$73,419	$95,433	$419,673	$340,130
Property, energy, marine and aviation	38,064	77,201	81,675	83,611	36,215	92,266	280,551	294,690
Professional liability	43,062	57,367	66,148	55,774	56,023	68,923	222,351	260,705
Executive assurance	53,244	56,410	43,721	60,352	59,262	63,059	213,727	250,904
Construction	34,320	29,927	55,418	42,212	23,283	23,481	161,877	130,201
Casualty	32,751	29,311	26,237	23,795	31,034	23,662	112,094	112,307
National accounts	31,857	18,618	13,642	45,116	18,047	22,483	109,233	80,929
Lenders products	23,212	22,610	29,368	26,386	30,620	22,876	101,576	99,724
Surety	14,830	17,324	17,501	15,256	13,456	14,958	64,911	53,271
Travel and accident	15,926	14,068	16,758	16,457	15,342	22,017	63,209	80,489
Healthcare	9,868	10,227	10,374	9,646	9,498	8,722	40,115	36,814
Other (2)	46,792	58,271	24,273	30,143	20,515	25,476	159,479	85,170
Total	$440,707	$501,971	$501,568	$504,550	$386,714	$483,356	$1,948,796	$1,825,334
Net premiums earned
Programs	$106,038	$99,250	$95,472	$86,080	$84,848	$82,639	$386,840	$318,740
Property, energy, marine and aviation	76,874	77,437	71,978	78,005	79,135	77,862	304,294	313,081
Professional liability	54,012	58,948	59,397	58,657	60,829	66,299	231,014	258,401
Executive assurance	53,603	54,628	55,540	58,154	60,570	61,599	221,925	241,791
Construction	39,996	37,378	37,251	35,239	33,537	32,409	149,864	129,446
Casualty	26,722	26,146	24,461	25,823	29,255	27,175	103,152	113,597
National accounts	27,323	27,957	23,942	21,643	20,301	21,919	100,865	79,771
Lenders products	25,370	24,573	25,104	24,800	24,970	21,610	99,847	103,478
Surety	15,207	15,023	14,306	13,183	13,301	12,643	57,719	47,302
Travel and accident	16,236	12,953	17,893	12,905	18,850	21,826	59,987	78,050
Healthcare	9,958	10,445	9,442	9,007	9,239	9,565	38,852	36,779
Other (2)	41,925	34,391	23,870	21,469	20,833	20,795	121,655	79,907
Total	$493,264	$479,129	$458,656	$444,965	$455,668	$456,341	$1,876,014	$1,800,343

(1)     The acquisition expense ratio is adjusted to include certain other underwriting income.
(2)     Includes alternative markets, contract binding, accident and health and excess workers’ compensation business.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended				Year Ended
	December 31,				December 31,
	2013		2012		2013		2012
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Other specialty (1)	$99,382	32.2	$67,377	29.8	$417,865	29.8	$308,104	25.1
Casualty (2)	98,664	32.0	42,582	18.8	306,304	21.8	205,925	16.8
Property excluding property catastrophe (3)	62,453	20.3	55,929	24.7	292,536	20.9	265,783	21.7
Property catastrophe	9,923	3.2	17,683	7.8	220,749	15.7	283,677	23.1
Marine and aviation	13,636	4.4	21,038	9.3	64,380	4.6	84,649	6.9
Other (4)	24,156	7.9	21,819	9.6	100,737	7.2	78,763	6.4
Total	$308,214	100.0	$226,428	100.0	$1,402,571	100.0	$1,226,901	100.0
Net premiums earned
Other specialty (1)	$114,964	33.2	$94,479	29.2	$387,630	30.5	$309,101	27.2
Casualty (2)	72,523	21.0	48,723	15.0	241,774	19.0	188,963	16.7
Property excluding property catastrophe (3)	72,862	21.1	70,414	21.7	274,719	21.6	254,338	22.4
Property catastrophe	56,263	16.3	80,271	24.8	232,423	18.3	280,185	24.7
Marine and aviation	11,043	3.2	18,643	5.8	70,105	5.5	76,145	6.7
Other (4)	18,447	5.2	11,283	3.5	63,287	5.1	26,065	2.3
Total	$346,102	100.0	$323,813	100.0	$1,269,938	100.0	$1,134,797	100.0
Net premiums written
Pro rata	$245,304	79.6	$159,439	70.4	$781,594	55.7	$598,874	48.8
Excess of loss	62,910	20.4	66,989	29.6	620,977	44.3	628,027	51.2
Total	$308,214	100.0	$226,428	100.0	$1,402,571	100.0	$1,226,901	100.0
Net premiums earned
Pro rata	$191,343	55.3	$150,787	46.6	$659,852	52.0	$515,764	45.4
Excess of loss	154,759	44.7	173,026	53.4	610,086	48.0	619,033	54.6
Total	$346,102	100.0	$323,813	100.0	$1,269,938	100.0	$1,134,797	100.0
Net premiums written by client location
United States	$170,524	55.3	$106,769	47.2	$770,080	54.9	$629,614	51.3
Europe	68,512	22.2	61,464	27.1	327,172	23.3	341,674	27.8
Asia and Pacific	25,678	8.3	18,814	8.3	120,017	8.6	104,398	8.5
Bermuda	16,382	5.3	21,505	9.5	87,047	6.2	72,864	5.9
Other	27,118	8.9	17,876	7.9	98,255	7.0	78,351	6.5
Total	$308,214	100.0	$226,428	100.0	$1,402,571	100.0	$1,226,901	100.0
Net premiums written by underwriting location
Bermuda	$78,094	25.3	$90,880	40.1	$548,924	39.1	$595,999	48.6
United States	141,743	46.0	84,278	37.2	507,183	36.2	379,239	30.9
Europe	79,118	25.7	44,706	19.7	309,242	22.0	225,491	18.4
Other	9,259	3.0	6,564	3.0	37,222	2.7	26,172	2.1
Total	$308,214	100.0	$226,428	100.0	$1,402,571	100.0	$1,226,901	100.0

(1)     Includes U.K. motor, trade credit, surety, workers’ compensation catastrophe, accident and health and other.
(2)     Includes professional liability, executive assurance and healthcare business.
(3)     Includes facultative business.
(4)     Includes mortgage, life, casualty clash and other.

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended						Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	December 31,	December 31,
	2013	2013	2013	2013	2012	2012	2013	2012

Gross premiums written	$320,253	$355,091	$337,642	$476,205	$245,292	$279,751	$1,489,191	$1,282,000
Net premiums written	308,214	337,164	308,967	448,226	226,428	271,893	1,402,571	1,226,901

Net premiums earned	$346,102	$315,871	$300,160	$307,805	$323,813	$292,350	$1,269,938	$1,134,797
Other underwriting income	5,150	(19)	373	13	5,132	432	5,517	5,755
Losses and loss adjustment expenses	(126,458)	(121,124)	(127,461)	(115,936)	(239,400)	(136,716)	(490,979)	(577,436)
Acquisition expenses, net	(73,423)	(64,514)	(57,428)	(56,834)	(58,176)	(54,402)	(252,199)	(209,901)
Other operating expenses	(41,706)	(34,442)	(33,192)	(33,600)	(38,282)	(29,001)	(142,940)	(122,546)
Underwriting income (loss)	$109,665	$95,772	$82,452	$101,448	$(6,913)	$72,663	$389,337	$230,669
Underwriting Ratios
Loss ratio	36.5%	38.3%	42.5%	37.7%	73.9%	46.8%	38.7%	50.9%
Acquisition expense ratio	21.2%	20.4%	19.1%	18.5%	18.0%	18.6%	19.9%	18.5%
Other operating expense ratio	12.1%	10.9%	11.1%	10.9%	11.8%	9.9%	11.3%	10.8%
Combined ratio	69.8%	69.6%	72.7%	67.1%	103.7%	75.3%	69.9%	80.2%
Net premiums written
Other specialty (1)	$99,382	$125,666	$61,480	$131,337	$67,377	$71,854	$417,865	$308,104
Casualty (2)	98,664	58,893	51,502	97,245	42,582	36,831	306,304	205,925
Property excluding property catastrophe (3)	62,453	78,085	62,938	89,060	55,929	68,627	292,536	265,783
Property catastrophe	9,923	33,810	99,874	77,142	17,683	50,196	220,749	283,677
Marine and aviation	13,636	13,283	14,319	23,142	21,038	19,152	64,380	84,649
Other (4)	24,156	27,427	18,854	30,300	21,819	25,233	100,737	78,763
Total	$308,214	$337,164	$308,967	$448,226	$226,428	$271,893	$1,402,571	$1,226,901
Net premiums earned
Other specialty (1)	$114,964	$103,565	$79,508	$89,593	$94,479	$88,570	$387,630	$309,101
Casualty (2)	72,523	59,324	54,922	55,005	48,723	47,429	241,774	188,963
Property excluding property catastrophe (3)	72,862	69,975	66,980	64,902	70,414	63,572	274,719	254,338
Property catastrophe	56,263	48,595	63,332	64,233	80,271	69,059	232,423	280,185
Marine and aviation	11,043	18,566	20,392	20,104	18,643	16,853	70,105	76,145
Other (4)	18,447	15,846	15,026	13,968	11,283	6,867	63,287	26,065
Total	$346,102	$315,871	$300,160	$307,805	$323,813	$292,350	$1,269,938	$1,134,797

(1)     Includes U.K. motor, trade credit, surety, workers’ compensation catastrophe, accident and health and other.
(2)     Includes professional liability, executive assurance and healthcare business.
(3)    Includes facultative business.
(4)     Includes mortgage, life, casualty clash and other.

15

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics

(U.S. Dollars in thousands)	December 31,		September 30,		June 30,		March 31,		December 31,
	2013		2013		2013		2013		2012

Investable assets:
Fixed maturities available for sale, at fair value	$9,571,776	68.1%	$9,688,345	72.9%	$9,570,583	73.8%	$9,890,425	75.3%	$9,839,988	75.4%
Fixed maturities, at fair value (1)	448,254	3.2%	367,152	2.8%	353,310	2.7%	364,385	2.8%	363,541	2.8%
Fixed maturities pledged under securities lending agreements, at fair value (2)	105,081	0.7%	47,515	0.4%	44,666	0.3%	89,941	0.7%	42,600	0.3%
Total fixed maturities	10,125,111	72.1%	10,103,012	76.1%	9,968,559	76.9%	10,344,751	78.8%	10,246,129	78.5%
Short-term investments available for sale, at fair value	1,478,367	10.5%	993,375	7.5%	1,091,032	8.4%	943,414	7.2%	722,121	5.5%
Short-term investments pledged under securities lending agreements, at fair value (2)	—	—%	846	—%	3,097	—%	860	—%	8,248	0.1%
Cash	434,057	3.1%	436,141	3.3%	375,119	2.9%	356,767	2.7%	371,041	2.8%
Equity securities available for sale, at fair value	496,824	3.5%	452,195	3.4%	438,038	3.4%	342,091	2.6%	312,749	2.4%
Equity securities, at fair value (1)	—	—%	—	—%	—	—%	—	—%	25,954	0.2%
Other investments available for sale, at fair value	498,310	3.5%	528,938	4.0%	569,407	4.4%	585,277	4.5%	549,280	4.2%
Other investments, at fair value (1)	773,280	5.5%	772,573	5.8%	712,374	5.5%	537,845	4.1%	527,971	4.0%
Investments accounted for using the equity method	244,339	1.7%	226,644	1.7%	208,796	1.6%	219,674	1.7%	307,105	2.4%
Securities sold but not yet purchased (3)	—	—%	—	—%	—	—%	—	—%	(6,924)	(0.1)%
Securities transactions entered into but not settled at the balance sheet date	(763)	—%	(231,164)	(1.7)%	(405,611)	(3.1)%	(198,563)	(1.5)%	(18,540)	(0.1)%
Total investable assets	$14,049,525	100.0%	$13,282,560	100.0%	$12,960,811	100.0%	$13,132,116	100.0%	$13,045,134	100.0%

Investment portfolio metrics (2):
Average effective duration (in years)	2.62		2.83		3.04		2.94		3.06
Average S&P/Moody’s credit ratings (4)	AA-/Aa2		AA-/Aa2		AA-/Aa2		AA-/Aa2		AA-/Aa2
Embedded book yield (before investment expenses)	2.38%		2.41%		2.43%		2.45%		2.60%

(1)    Represents investments which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.
(2)    This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under in securities lending agreements, at fair value.
(3)    Represents the Company's obligation to deliver securities that it did not own at the time of sale. Such amounts are included in “other liabilities” on the Company's balance sheet.
(4)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

16

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements:

(U.S. Dollars in thousands)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Amortized Cost	Fair Value / Amortized Cost	% of Total

At December 31, 2013
Corporates	$2,473,901	$34,529	$(34,204)	$325	$2,473,576	100.0%	24.4%
Non-U.S. government-backed corporates	127,427	760	(1,333)	(573)	128,000	99.6%	1.3%
U.S. government and government agencies	1,301,809	3,779	(11,242)	(7,463)	1,309,272	99.4%	12.9%
Agency mortgage-backed securities	810,232	2,428	(16,703)	(14,275)	824,507	98.3%	8.0%
Non-agency mortgage-backed securities	363,896	13,842	(5,506)	8,336	355,560	102.3%	3.6%
Agency commercial mortgage-backed securities	172,012	1,063	(6,700)	(5,637)	177,649	96.8%	1.7%
Non-agency commercial mortgage-backed securities	902,485	12,909	(8,524)	4,385	898,100	100.5%	8.9%
Municipal bonds	1,481,738	29,378	(9,730)	19,648	1,462,090	101.3%	14.6%
Non-U.S. government securities	1,159,017	14,729	(19,363)	(4,634)	1,163,651	99.6%	11.4%
Asset-backed securities	1,332,594	20,033	(13,795)	6,238	1,326,356	100.5%	13.2%
Total	$10,125,111	$133,450	$(127,100)	$6,350	$10,118,761	100.1%	100.0%

At December 31, 2012
Corporates	$2,884,687	$98,248	$(6,643)	$91,605	$2,793,082	103.3%	28.2%
Non-U.S. government-backed corporates	247,958	7,550	(67)	7,483	240,475	103.1%	2.4%
U.S. government and government agencies	1,131,688	20,178	(1,095)	19,083	1,112,605	101.7%	11.0%
Agency mortgage-backed securities	1,195,793	10,989	(3,719)	7,270	1,188,523	100.6%	11.7%
Non-agency mortgage-backed securities	336,943	13,820	(3,765)	10,055	326,888	103.1%	3.3%
Agency commercial mortgage-backed securities	195,731	4,910	(2,308)	2,602	193,129	101.3%	1.9%
Non-agency commercial mortgage-backed securities	628,434	32,604	(2,160)	30,444	597,990	105.1%	6.1%
Municipal bonds	1,463,586	62,322	(1,421)	60,901	1,402,685	104.3%	14.3%
Non-U.S. government securities	1,087,310	33,701	(8,860)	24,841	1,062,469	102.3%	10.6%
Asset-backed securities	1,073,999	25,528	(5,838)	19,690	1,054,309	101.9%	10.5%
Total	$10,246,129	$309,850	$(35,876)	$273,974	$9,972,155	102.7%	100.0%

17

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities and fixed maturities pledged under securities lending agreements:

(U.S. Dollars in thousands)	December 31,		September 30,		June 30,		March 31,		December 31,
	2013		2013		2013		2013		2012

Credit quality distribution of total fixed maturities (1) (2):
U.S. government and government agencies (3)	$2,284,053	22.6%	$2,418,555	23.9%	$2,409,950	24.2%	$2,738,110	26.5%	$2,523,212	24.6%
AAA	3,709,872	36.6%	3,137,464	31.1%	3,112,835	31.2%	3,211,404	31.0%	3,413,431	33.3%
AA	1,720,605	17.0%	2,071,761	20.5%	1,921,194	19.3%	1,747,704	16.9%	1,563,846	15.3%
A	1,359,193	13.4%	1,341,236	13.3%	1,392,488	14.0%	1,389,885	13.4%	1,501,156	14.7%
BBB	304,543	3.0%	387,243	3.8%	414,100	4.2%	432,799	4.2%	538,140	5.3%
BB	180,125	1.8%	162,520	1.6%	144,527	1.4%	243,319	2.4%	174,527	1.7%
B	188,119	1.9%	189,379	1.9%	186,477	1.9%	200,515	1.9%	220,772	2.2%
Lower than B	241,463	2.4%	245,777	2.4%	243,694	2.4%	221,488	2.1%	175,866	1.7%
Not rated	137,138	1.4%	149,077	1.5%	143,294	1.4%	159,527	1.5%	135,179	1.3%
Total fixed maturities, at fair value	$10,125,111	100.0%	$10,103,012	100.0%	$9,968,559	100.0%	$10,344,751	100.0%	$10,246,129	100.0%

Maturity profile of total fixed maturities (1):
Due in one year or less	$280,187	2.8%	$298,261	3.0%	$332,687	3.3%	$443,515	4.3%	$472,107	4.6%
Due after one year through five years	4,005,049	39.6%	3,979,496	39.4%	3,578,434	35.9%	3,922,607	37.9%	4,102,503	40.0%
Due after five years through ten years	2,049,160	20.2%	2,072,174	20.5%	2,150,804	21.6%	1,937,761	18.7%	2,042,211	19.9%
Due after 10 years	209,496	2.1%	270,719	2.7%	250,773	2.5%	321,588	3.1%	198,408	1.9%
	6,543,892	64.6%	6,620,650	65.5%	6,312,698	63.3%	6,625,471	64.0%	6,815,229	66.5%
Mortgage-backed securities	1,174,128	11.6%	1,499,403	14.8%	1,592,207	16.0%	1,704,813	16.5%	1,532,736	15.0%
Commercial mortgage-backed securities	1,074,497	10.6%	783,718	7.8%	838,471	8.4%	867,856	8.4%	824,165	8.0%
Asset-backed securities	1,332,594	13.2%	1,199,241	11.9%	1,225,183	12.3%	1,146,611	11.1%	1,073,999	10.5%
Total fixed maturities, at fair value	$10,125,111	100.0%	$10,103,012	100.0%	$9,968,559	100.0%	$10,344,751	100.0%	$10,246,129	100.0%

(1)    This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under in securities lending agreements, at fair value.
(2)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(3)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

18

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarized the Company's corporate bonds by sector, excluding guaranteed amounts:

(U.S. Dollars in thousands)	December 31,		September 30,		June 30,		March 31,		December 31,
	2013		2013		2013		2013		2012

Sector:
Industrials	$1,408,012	56.9%	$1,543,251	58.2%	$1,514,470	56.7%	$1,489,748	54.6%	$1,543,605	53.5%
Financials	702,318	28.4%	682,075	25.7%	652,194	24.4%	846,627	31.0%	983,276	34.1%
Covered bonds	211,160	8.5%	257,034	9.7%	296,250	11.1%	194,359	7.1%	168,404	5.8%
Utilities	107,756	4.4%	117,071	4.4%	143,952	5.4%	99,939	3.7%	104,441	3.6%
All other (1)	44,655	1.8%	53,478	2.0%	62,786	2.4%	98,566	3.6%	84,961	2.9%
Total fixed maturities, at fair value	$2,473,901	100.0%	$2,652,909	100.0%	$2,669,652	100.0%	$2,729,239	100.0%	$2,884,687	100.0%

Credit quality distribution (2):
AAA	$312,411	12.6%	$394,952	14.9%	$467,144	17.5%	$506,102	18.5%	$525,917	18.2%
AA	536,110	21.7%	585,292	22.1%	576,135	21.6%	427,532	15.7%	438,880	15.2%
A	903,956	36.5%	871,130	32.8%	854,959	32.0%	920,005	33.7%	1,005,942	34.9%
BBB	246,434	10.0%	326,796	12.3%	330,149	12.4%	330,641	12.1%	427,386	14.8%
BB	132,271	5.3%	121,796	4.6%	112,291	4.2%	209,957	7.7%	142,309	4.9%
B	170,831	6.9%	176,257	6.6%	171,000	6.4%	174,286	6.4%	199,823	6.9%
Lower than B	46,838	1.9%	43,393	1.6%	38,450	1.4%	28,266	1.0%	29,339	1.0%
Not rated	125,050	5.1%	133,293	5.0%	119,524	4.5%	132,450	4.9%	115,091	4.0%
Total fixed maturities, at fair value	$2,473,901	100.0%	$2,652,909	100.0%	$2,669,652	100.0%	$2,729,239	100.0%	$2,884,687	100.0%

(1)    Includes sovereign securities, supernational securities and other.
(2)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at December 31, 2013, excluding guaranteed amounts and covered bonds:

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (1)

Issuer:
General Electric Co.	$67,202	2.7%	0.5%	AA+/Aa1
Royal Dutch Shell PLC	53,659	2.2%	0.4%	AA/Aa1
The Coca-Cola Company	51,393	2.1%	0.4%	AA-/Aa3
Caterpillar Inc.	40,649	1.6%	0.3%	A/A2
Crown Castle Int'l Corp.	34,161	1.4%	0.2%	NR/A2
Bank of New York Mellon Corp.	31,026	1.3%	0.2%	A+/A1
United Parcel Service Inc.	30,726	1.2%	0.2%	A+/Aa3
Anheuser-Busch Inbev NV	30,244	1.2%	0.2%	A/A3
Toyota Motor Corporation	26,970	1.1%	0.2%	AA-/Aa3
Wal-Mart Stores Inc.	26,540	1.1%	0.2%	AA/Aa2
Total	$392,570	15.9%	2.8%

(1)    Average credit ratings assigned by S&P and Moody’s, respectively.

19

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Mortgage Backed and Commercial Mortgage Backed Securities

The following table provides information on the Company’s mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) at December 31, 2013, excluding amounts guaranteed by the U.S. government:

(U.S. Dollars in thousands)			Average	Estimated Fair Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable
	Year	Cost	Quality	Total	Cost	Assets

Non-agency MBS:	2003	$1,583	AA-	$1,677	105.9%	—%
	2004	5,804	BB	5,610	96.7%	—%
	2005	45,810	CCC+	48,210	105.2%	0.3%
	2006	66,689	CCC	70,066	105.1%	0.5%
	2007	66,638	C+	71,613	107.5%	0.5%
	2008	5,168	CC+	5,390	104.3%	—%
	2009	1,413	AA	1,446	102.3%	—%
	2010	10,350	AA-	10,657	103.0%	0.1%
	2012	41,795	AA+	41,540	99.4%	0.3%
	2013	110,310	AAA	107,687	97.6%	0.8%
Total non-agency MBS		$355,560	BB+	$363,896	102.3%	2.6%

Non-agency CMBS:	2004	$649	AAA	$607	93.5%	—%
	2005	29,365	AAA	29,258	99.6%	0.2%
	2006	17,784	AA+	17,871	100.5%	0.1%
	2007	37,645	A-	39,002	103.6%	0.3%
	2008	260	AA+	249	95.8%	—%
	2009	238	AAA	217	91.2%	—%
	2010	109,055	AAA	114,186	104.7%	0.8%
	2011	140,129	AAA	145,726	104.0%	1.0%
	2012	108,664	AA+	107,290	98.7%	0.8%
	2013	454,311	AAA	448,079	98.6%	3.2%
Total non-agency CMBS		$898,100	AA+	$902,485	100.5%	6.4%

	Non-Agency MBS		Non-Agency
Additional Statistics	Re-REMICs	All Other	CMBS (1)
Wtd. average loan age (months)	92	67	92
Wtd. average life (months) (2)	23	59	51
Wtd. average loan-to-value % (3)	69.2%	67.0%	59.9%
Total delinquencies (4)	20.5%	15.2%	0.9%
Current credit support % (5)	54.0%	8.2%	32.4%

(1)	Loans defeased with government/agency obligations represented were not material to the collateral underlying the Company’s CMBS holdings.

(2)
The weighted average life for MBS is based on the interest rates in effect at December 31, 2013. The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(3)	The range of loan-to-values on MBS is 24% to 85%, while the range of loan-to-values on CMBS is 2% to 104%.

(4)	Total delinquencies includes 60 days and over.

(5)	Current credit support % represents the % for a collateralized mortgage obligation (“CMO”) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.

20

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Asset Backed Securities

The following table provides information on the Company’s asset-backed securities (ABS) at December 31, 2013:

(U.S. Dollars in thousands)		Average	Estimated Fair Value
	Amortized	Credit		% of Amortized	% of Investable
	Cost	Quality	Total	Cost	Assets

Sector:
Credit cards (1)	$409,952	AAA	$414,127	101.0%	2.9%
Equipment (2)	278,688	AA-	272,832	97.9%	1.9%
Loans (3)	232,654	AA+	230,454	99.1%	1.6%
Autos (4)	153,622	AAA	152,930	99.5%	1.1%
Rate reduction bonds (5)	65,527	AAA	66,749	101.9%	0.5%
Commodities (7)	23,000	AA+	23,388	101.7%	0.2%
U.K. securitized (8)	16,276	AAA	16,738	102.8%	0.1%
Home equity (6)	18,315	CCC+	26,924	147.0%	0.2%
Other	128,322	AA	128,452	100.1%	0.9%
Total ABS	$1,326,356	AA+	$1,332,594	100.5%	9.5%

The effective duration of the total ABS was 1.6 years at December 31, 2013.

(1)      The weighted average credit support % on credit cards is 16%.
(2)      The weighted average credit support % on equipment is 11%.
(3)      The weighted average credit support % on loans is 35%.
(4)      The weighted average credit support % on autos is 27%.
(5)      The weighted average credit support % on rate reduction bonds is 7%.
(6)      The weighted average credit support % on home equity is 8%.
(7)      The weighted average credit support % on commodities is 6%.
(8)      The weighted average credit support % on U.K. securitized is 23%.

The Company’s investment portfolio included $48.5 million par in sub-prime securities at December 31, 2013, with an estimated fair value of $27.9 million and an average credit quality of “B/Caa1.” Such amounts were primarily in the home equity and CMO sectors with the balance in SBA Loan and other ABS sectors. In addition, the portfolio of collateral backing the Company’s securities lending program contains approximately $6.3 million estimated fair value of sub-prime securities with an average credit quality of “CCC/Caa3.”

21

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Bank Loan Investments

The Company’s investments in bank loans are included in the following categories at December 31, 2013:

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets

Composition:
Investment funds accounted for using the equity method	$4,972	1.3%	—%
Term loan investments (1)	389,332	98.7%	2.8%
Total	$394,304	100.0%	2.8%

Currency:
U.S.-denominated	$260,684	66.1%	1.9%
Euro-denominated	133,620	33.9%	1.0%
Total	$394,304	100.0%	2.8%

Sector:
Consumer cyclical	$108,129	27.4%	0.8%
Industrials	81,054	20.6%	0.6%
Consumer non-cyclical	68,073	17.3%	0.5%
Basic materials	33,705	8.5%	0.2%
Media	33,450	8.5%	0.2%
Utilities	28,278	7.2%	0.2%
All other	41,615	10.5%	0.3%
Total	$394,304	100.0%	2.8%

Weighted average rating factor (Moody's)	B1

(1)    Included in “investments accounted for using the fair value option” on the Company’s balance sheet.

22

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Eurozone Investments

The fair value of the Company’s Eurozone investments are as follows at December 31, 2013:

(U.S. Dollars in thousands)		Financial	Other	Covered	Bank	Equities
	Sovereign (2)	Corporates	Corporates	Bonds (3)	Loans (4)	and Other	Total

Country (1):
Netherlands	$75,453	$267	$76,441	$—	$13,246	$14,400	$179,807
Finland	139,085	—	—	—	—	—	139,085
Germany	71,095	—	2,590	—	12,643	9,029	95,357
France	—	5,043	8,268	—	5,995	7,692	26,998
Luxembourg	—	—	8,569	—	13,420	329	22,318
Supranational (5)	14,440	—	—	—	—	—	14,440
Austria	10,709	3,521	—	—	—	—	14,230
Italy	—	—	349	—	4,996	—	5,345
Ireland	—	—	1,924	—	1,124	1,278	4,326
Spain	—	—	—	717	1,657	—	2,374
Belgium	—	—	482	—	—	—	482
Total	$310,782	$8,831	$98,623	$717	$53,081	$32,728	$504,762

(1)
The country allocations set forth in the table are based on various assumptions made by the Company in assessing the country in which the underlying credit risk resides, including a review of the jurisdiction of organization, business operations and other factors. Based on such analysis, the Company does not believe that it has any Eurozone investments from Cyprus, Estonia, Greece, Malta, Portugal, Slovakia or Slovenia at December 31, 2013.

(2)	Sovereign includes securities issued and/or guaranteed by Eurozone governments.

(3)	Securities issued by Eurozone banks where the security is backed by a separate group of loans.

(4)	Included in “term loan investments” in the Bank Loan Investments table.

(5)	Includes World Bank, European Investment Bank, International Finance Corp. and European Bank for Reconstruction and Development.

23

Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to common shareholders, which is defined as net income available to common shareholders, excluding net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and loss on repurchase of preferred shares, net of income taxes. The presentation of after-tax operating income available to common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and loss on repurchase of preferred shares in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of net impairment losses recognized in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses recognized in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. The loss on repurchase of preferred shares related to the redemption of the Company's Series A and B preferred shares in April 2012 and had no impact on shareholders' equity or cash flows. Due to these reasons, the Company excludes net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and loss on repurchase of preferred shares from the calculation of after-tax operating income available to common shareholders.

The Company believes that showing net income available to common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

24

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation

The following table provides a reconciliation of after-tax operating income (loss) available to common shareholders to net income available to common shareholders along with related per common share results:

(U.S. Dollars in thousands, except share data)	Three Months Ended						Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	December 31,	December 31,
	2013	2013	2013	2013	2012	2012	2013	2012

After-tax operating income (loss) available to common shareholders	$152,741	$149,205	$135,021	$158,748	$(24,667)	$120,247	$595,715	$350,640
Net realized gains, net of tax	8,584	(3,442)	13,779	54,923	51,031	58,904	73,844	184,083
Net impairment losses recognized in earnings, net of tax	(88)	(728)	(724)	(2,246)	(6,035)	(2,379)	(3,786)	(11,388)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	5,309	5,665	10,941	13,823	16,567	24,330	35,738	73,510
Net foreign exchange gains (losses), net of tax	(10,541)	(41,359)	12,438	25,744	(23,164)	(16,930)	(13,718)	(28,527)
Loss on repurchase of preferred shares, net of tax	—	—	—	—	—	—	—	(10,612)
Net income available to common shareholders	$156,005	$109,341	$171,455	$250,992	$13,732	$184,172	$687,793	$557,706

Diluted per common share results:
After-tax operating income (loss) available to common shareholders	$1.12	$1.10	$0.99	$1.17	$(0.18)	$0.87	$4.39	$2.54
Net realized gains, net of tax	$0.06	$(0.03)	$0.10	$0.41	$0.37	$0.42	$0.54	$1.33
Net impairment losses recognized in earnings, net of tax	$—	$(0.01)	$—	$(0.02)	$(0.04)	$(0.02)	$(0.03)	$(0.08)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	$0.04	$0.04	$0.08	$0.10	$0.12	$0.18	$0.27	$0.53
Net foreign exchange gains (losses), net of tax	$(0.08)	$(0.30)	$0.09	$0.19	$(0.17)	$(0.12)	$(0.10)	$(0.21)
Loss on repurchase of preferred shares, net of tax	$—	$—	$—	$—	$—	$—	$—	$(0.08)
Net income available to common shareholders	$1.14	$0.80	$1.26	$1.85	$0.10	$1.33	$5.07	$4.03

Weighted average common shares and common share equivalents outstanding — diluted	136,467,998	136,034,413	135,849,050	135,409,288	138,270,853	138,696,934	135,777,183	138,258,847

25

Arch Capital Group Ltd. and Subsidiaries
Share Repurchase Activity

The following table provides an analysis of the Company’s share repurchase program:

(U.S. Dollars in thousands except share data)	Three Months Ended										Cumulative
	December 31,	September 30,		June 30,		March 31,		December 31,		September 30,	December 31,
	2013	2013		2013		2013		2012		2012	2013

Effect of share repurchases:
Aggregate cost of shares repurchased	$—	$1,333		$15,499		$40,964		$172,056		$—	$2,787,885
Shares repurchased	—	26,300		307,659		930,759		3,924,306		—	109,947,242
Average price per share repurchased	$—	$50.70		$50.37		$44.01		$43.84		$—	$25.36

Average book value per common share (1)	$39.08	$37.57		$37.23		$36.93		$36.49		$35.62

Average repurchase price-to-book multiple	—	1.35	x	1.35	x	1.19	x	1.20	x	—

Remaining share repurchase authorization (2)	$712,115

(1)    Equals average of beginning and ending book value per common share for each period presented.

(2)
Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 2014. The timing and amount of the repurchase transactions under this program will depend on a variety of factors, including market conditions and corporate and regulatory considerations.

26

Arch Capital Group Ltd. and Subsidiaries
Annualized Operating Return on Average Common Equity

The following table provides the calculation of annualized operating return on average common equity:

(U.S. Dollars in thousands)	Three Months Ended						Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	December 31,	December 31,
	2013	2013	2013	2013	2012	2012	2013	2012

After-tax operating income (loss) available to common shareholders	$152,741	$149,205	$135,021	$158,748	$(24,667)	$120,247	$595,715	$350,640
Annualized after-tax operating income (loss) available to common shareholders (a)	$610,964	$596,820	$540,084	$634,992	$(98,668)	$480,988	$595,715	$350,640

Beginning common shareholders’ equity	$5,118,285	$4,909,318	$5,010,530	$4,843,878	$5,023,794	$4,695,316	$4,843,878	$4,267,074
Ending common shareholders’ equity	5,322,496	5,118,285	4,909,318	5,010,530	4,843,878	5,023,794	5,322,496	4,843,878
Average common shareholders’ equity (b)	$5,220,391	$5,013,802	$4,959,924	$4,927,204	$4,933,836	$4,859,555	$5,083,187	$4,555,476

Annualized operating return on average common equity (a)/(b)	11.7%	11.9%	10.9%	12.9%	(2.0)%	9.9%	11.7%	7.7%

27

Arch Capital Group Ltd. and Subsidiaries
Capital Structure

The following table provides an analysis of the Company’s capital structure:

(U.S. Dollars in thousands, except share data)	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2013	2012	2012

Debt:
Senior notes, due May 1, 2034 (7.35%) (1)	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000
Senior notes, due November 1, 2043 (5.144%) (2)	500,000	—	—	—	—	—
Revolving credit agreement borrowings, due August 18, 2014 (variable)	100,000	100,000	100,000	100,000	100,000	100,000
Total debt	$900,000	$400,000	$400,000	$400,000	$400,000	$400,000

Shareholders’ Equity
Non-cumulative preferred shares (6.75%)	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000
Common shareholders’ equity (a)	5,322,496	5,118,285	4,909,318	5,010,530	4,843,878	5,023,794
Total shareholders’ equity	$5,647,496	$5,443,285	$5,234,318	$5,335,530	$5,168,878	$5,348,794

Total capital	$6,547,496	$5,843,285	$5,634,318	$5,735,530	$5,568,878	$5,748,794

Common shares outstanding, net of treasury shares (b)	133,674,884	133,480,323	133,416,419	133,063,225	133,842,613	136,540,178

Book value per common share (3) (a)/(b)	$39.82	$38.34	$36.80	$37.66	$36.19	$36.79

Leverage ratios:
Senior notes/total capital	12.2%	5.1%	5.3%	5.2%	5.4%	5.2%
Revolving credit agreement borrowings/total capital	1.5%	1.7%	1.8%	1.7%	1.8%	1.7%
Debt/total capital	13.7%	6.8%	7.1%	7.0%	7.2%	7.0%
Preferred/total capital	5.0%	5.6%	5.8%	5.7%	5.8%	5.7%
Debt and preferred/total capital	18.7%	12.4%	12.9%	12.6%	13.0%	12.6%

(1)	Issued by Arch Capital Group Ltd. (“ACGL”).

(2)	Issued by Arch Capital Group (U.S.) Inc., a wholly owned subsidiary of ACGL, and fully and unconditionally guaranteed by ACGL.

(3)	Excludes the effects of stock options and restricted stock units outstanding.

28